UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2022
___________________________________
PhaseBio Pharmaceuticals, Inc.
(Exact name of registrant as specified in its Charter)
___________________________________

Delaware	001-38697	03-0375697
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Great Valley Parkway, Suite 30
Malvern, Pennsylvania 19355
(Address including zip code of principal executive offices)

(610) 981-6500
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	PHASQ	*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

*On November 3, 2022, the issuer’s common stock was suspended from trading on The Nasdaq Stock Market LLC (“Nasdaq”). Effective November 4, 2022, trades in the issuer’s common stock began being quoted on the OTC Pink Marketplace under the symbol “PHASQ.”

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 21, 2022, John P. Sharp, Chief Financial Officer of PhaseBio Pharmaceuticals, Inc. (the “Company”), informed the Company that he was resigning from his position, effective November 30, 2022, to pursue another employment opportunity.

Item 8.01	Other Events.
As previously disclosed, on October 23, 2022, the Company filed a voluntary petition for relief under Chapter 11 of Title 11 (“Chapter 11”) of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), thereby commencing a Chapter 11 case for the Company (Case No. 22-10995-LSS) (the “Chapter 11 Case”). The Company continues to operate its business and manage its properties as a debtor in possession pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code under the jurisdiction of the Bankruptcy Court.
On November 22, 2022, the Company filed its monthly operating report with the Bankruptcy Court for the period beginning October 23, 2022 and ending October 31, 2022 (the “Monthly Operating Report”). The Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Cautionary Note Regarding the Monthly Operating Report
The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any Company securities. The Monthly Operating Report is limited in scope and has been prepared solely for the purpose of complying with requirements of the Bankruptcy Court. The Monthly Operating Report was not reviewed by independent accountants, is in a format prescribed by applicable bankruptcy laws, and is subject to future adjustment. The financial information in the Monthly Operating Report is not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), and, therefore, may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations and disclosures. The Monthly Operating Report also relates to a period that is different from the historical periods required in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended.
Cautionary Note Regarding Trading in the Company’s Securities
The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Case is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Case. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.
Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K may contain forward-looking statements, including statements regarding the Chapter 11 Case and the Company’s ability to continue operating in the ordinary course while the Chapter 11 Case is pending, within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “expects,” “intends,” “potential,” “projects,” “target,” “will,” “would” and “future” or similar expressions are intended to identify forward-looking statements. These statements are based upon the current expectations and beliefs of management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to, (i) potential adverse effects of the Chapter 11 Case on the Company’s liquidity and results of operations; (ii) the Company’s ability to obtain timely approval by the Bankruptcy Court of the motions filed in the Chapter 11 Case; (iii) uncertainties associated with the Company’s ability to complete the sale of its assets in the Chapter 11 Case, the bidding procedures in connection therewith, or other pleadings filed that could protract the Chapter 11 Case; (iv) employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; (v) the Company’s ability to comply with the restrictions imposed by the terms and conditions of the Company’s financing arrangements; (vi) the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 Case; (vii) the effects of the Chapter 11 Case on the Company and on the interests of various constituents, including holders of the Company’s common stock; (viii) the Bankruptcy Court’s rulings in the Chapter 11 Case and the outcome of the Chapter 11 Case generally; (ix) the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Case; (x) risks associated with third party motions in the Chapter 11 Case; (xi) increased administrative and legal costs related to the Chapter 11 process; (xii) exposure to potential litigation and inherent risks involved in a bankruptcy process; (xiii) diversion of management’s attention from ongoing business operations and opportunities; (xiv)

potential adverse reactions or changes to business or employee relationships, including those resulting from the bankruptcy proceedings of the Company; (xv) the outcome of ongoing litigation involving the Company; (xvi) risks arising from the delisting of the Company’s common stock from The Nasdaq Stock Market LLC; and (xvii) other risks and uncertainties, including those described in the section entitled “Risk Factors” in the Company’s most recent annual or quarterly report filed with the Securities and Exchange Commission and in other filings the Company makes with the Securities and Exchange Commission from time to time. The forward-looking statements herein do not constitute guarantees of future performance, and you are cautioned not to place undue reliance on these forward-looking statements. These forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to update the information contained in this Current Report on Form 8-K to reflect new events or circumstances, except as required by law.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description

99.1	Monthly Operating Report, for the period covering October 23, 2022 through October 31, 2022, filed with the United States Bankruptcy Court for the District of Delaware.

104	Cover page interactive data file (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PhaseBio Pharmaceuticals, Inc.

Dated: November 23, 2022	By:	/s/ Jonathan P. Mow
Jonathan P. Mow
Chief Executive Officer